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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 2, 2004

                          THE MAJESTIC STAR CASINO, LLC
                     THE MAJESTIC STAR CASINO CAPITAL CORP.
               (Exact Name of Registrant as Specified in Charter)

             Indiana                    333-06489                43-1664986
             Indiana                                             35-2100872
 (State or Other Jurisdiction          (Commission             (IRS Employer
        of Incorporation)              File Number)          Identification No.)

                         301 Freemont Street, 12th Floor
                             Las Vegas, Nevada 89101
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (702) 388-2224

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 2.02.        RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On November 2, 2004, the Registrant issued a press release setting forth its financial results for the third quarter ended September 30, 2004. This press release is being furnished pursuant to Item 2.02 of Form 8-K. The full text of the press release is filed as Exhibit 99 to this Form 8-K and is incorporated herein by reference. The press release is also available on the Registrant's website which is www.majesticstar.com.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

Exhibit No.       Description

99                Press Release, dated November 2, 2004



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 2, 2004                          THE MAJESTIC STAR CASINO, LLC


                                          By: /s/ Jon. S. Bennett
                                              ----------------------------------
                                              Jon S. Bennett, Vice President
                                              and Chief Financial Officer

                                          THE MAJESTIC STAR CASINO CAPITAL CORP.


                                          By: /s/ Jon. S. Bennett
                                              ----------------------------------
                                              Jon S. Bennett, Vice President
                                              and Chief Financial Officer





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                                  EXHIBIT INDEX

  Exhibit No.     Description

  99              Press Release, dated November 2, 2004